UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 12, 2021
VOYA FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-35897	No.	52-1222820
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification Number)
230 Park Avenue
New York	New York		10169
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (212) 309-8200
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 Par Value	VOYA	New York Stock Exchange
Depositary Shares, each representing a 1/40th	VOYAPrB	New York Stock Exchange
interest in a share of 5.35% Fixed-Rate Non-Cumulative Preferred Stock, Series B, $0.01 par value
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(d) Election of Directors
On April 12, 2021, the Board of Directors (the “Board”) of Voya Financial, Inc. (the “Company”) appointed Yvette S. Butler as a director of the Company, effective as of April 30, 2021. Ms. Butler is being appointed to the position that will become vacant upon the departure of Lynne Biggar, who, as previously announced, is voluntarily stepping down from the Board of Directors of the Company following the Board's meeting currently scheduled for April 29, 2021. It is anticipated that Ms. Butler will be appointed to the Compensation and Benefits Committee, Nominating and Governance Committee, and Risk, Investment and Finance Committee as of April 30, 2021. The Board has affirmatively determined that, upon appointment, Ms. Butler will be an independent director under the corporate governance standards of the New York Stock Exchange.
Ms. Butler is the President of SVB Private Bank & Wealth Management. Prior to joining SVB in June of 2018, Ms. Butler was the Executive Vice President of Capital One Investing since April 2013. She is also a board member and Treasurer of the Washington Area Women’s Foundation. Prior to joining Capital One, Ms. Butler served as Managing Director for Wells Fargo Advisors heading up the direct business teams, including WFA Solutions and WellsTrade. Ms. Butler also led investor marketing for E*Trade and launched Merrill Lynch’s Financial Advisory Center which later became MerrillEdge. In 2001, she moved to Merrill Lynch as retirement group director. Ms. Butler’s early career included Merrill Lynch investment banking, Charles Schwab and McKinsey. She was named to the Washingtonian’s prestigious list of Most Powerful Women in Washington in 2017 and was named to Savoy magazines 100 Most Influential Blacks in Corporate America in 2020. Ms. Butler received an MBA from Stanford University’s Graduate School of Business and a bachelor’s degree in Finance and Management Information Systems from the University of Virginia’s McIntire School of Commerce.
Ms. Butler will receive compensation as a non-employee director as described on pages 54 to 55 of the Company's proxy statement filed with the Securities and Exchange Commission on April 13, 2021.

There are no related person transactions involving Ms. Butler that would require disclosure pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Voya Financial, Inc.
(Registrant)

By:        /s/ Rachel Reid
Name:    Rachel Reid
Title:    Senior Vice President, Deputy General Counsel and Corporate Secretary
Dated: April 13, 2021